UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2019
Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Ste 100
Houston, Texas 77079
(Address of Principal Executive Offices)
(Zip Code)
(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Class A common stock, par value $0.01 per share	SPKE	The NASDAQ Global Select Market
8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share	SPKEP	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

Third Amendment to Credit Agreement

On June 13, 2019, Spark Energy, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 3 (the “Third Amendment”) to its Credit Agreement, dated May 19, 2017, as amended (the “Credit Agreement”), by and among the Company, the Co-Borrowers (as defined in the Third Amendment), the Issuing Banks party thereto (as defined in the Third Amendment), Coӧperatieve Rabobank U.A., New York Branch, as agent (the “Agent”), and the Banks party thereto (as defined in the Third Amendment).

The Third Amendment amends the Credit Agreement to extend the expiration date by one year to May 19, 2021. The Third Amendment also changes the Fixed Charge Coverage Ratio to permit, upon satisfaction of a Step Down Condition (as defined below), for the Company to elect to reduce the minimum required Fixed Charge Coverage Ratio from 1.25:1.00 to 1.10:1.00 for a period of one (1) year. Under the Third Amendment, a “Step-Down Condition” means the consummation, on or after May 7, 2019, by the Company of share buybacks of its preferred stock with an aggregate purchase price of not less than $10.0 million. The Third Amendment makes additional changes to defined terms and calculations, and also contains customary representations, warranties and agreements of the Company and Co-Borrowers.

A copy of the Third Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01. The description above is a summary of the Third Amendment and is qualified in its entirety by the complete text of the Third Amendment.

Amended and Restated Subordinated Facility

On June 13, 2019, the Company entered into an Amended and Restated Subordinated Promissory Note (the “A&R Subordinated Facility”), by and among the Company, Spark HoldCo, LLC, a Delaware limited liability company and subsidiary of the Company (“Spark HoldCo”), and Retailco, LLC (“Retailco”). The A&R Subordinated Facility amends and restates that certain Subordinated Promissory Note, dated as of December 27, 2016, by and among the Company, Spark HoldCo and Retailco, solely to extend the expiration date from July 1, 2020 to December 31, 2021. The original terms and conditions of the Subordinated Promissory Note were reviewed and approved by a special committee of the Board consisting solely of the Company’s independent directors.

The A&R Subordinated Facility allows the Company to borrow up to $25.0 million through one or more advances in increments of no less than $1.0 million. Borrowings under the A&R Subordinated Facility accrue interest at a rate of 5% per annum from the date of advance, which interest may be capitalized by the Company. The A&R Subordinated Facility is subordinated in certain respects to the Company’s Credit Agreement (as amended by the Third Amendment) pursuant to a subordination agreement. Payment of principal and interest under the A&R Subordinated Facility is accelerated upon the occurrence of certain bankruptcy events and change of control or sale transactions. The A&R Subordinated Facility matures on December 31, 2021.

Retailco is owned indirectly by W. Keith Maxwell, III, who serves as the Chairman of the Board of Directors (the “Board”) of the Company. W. Keith Maxwell, III, through Retailco and other entities, owns a majority of the Company’s voting power. The extension of the expiration date of the A&R Subordinated Facility was reviewed and approved by the Audit Committee of the Board consisting solely of the Company’s independent directors.

A copy of the A&R Subordinated Facility is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01. The description above is a summary of the A&R Subordinated Facility and is qualified in its entirety by the complete text of the A&R Subordinated Facility.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Third Amendment and A&R Subordinated Facility set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As described below, on June 13, 2019, James G. Jones II resigned from the Board of the Company, effective as of June 13, 2019. Upon Mr. Jones’s resignation, the Audit Committee of the Board consisted of only two independent directors. On June 13, 2019, the Company provided notice to the NASDAQ Global Select Market (“NASDAQ”) that it did not satisfy NASDAQ Listing Rule 5605(c)(2)(A), which requires the Company’s audit committee to consist of at least three independent directors. On June 17, 2019, the Company received a letter from NASDAQ noting the deficiency. The Company intends to rely upon a cure period under NASDAQ Listing Rule 5605(c)(4)(B), which cure period expires at the Company’s 2020 annual meeting of shareholders or June 13, 2020, whichever is earlier. The Board is actively working to fill the vacancy left by Mr. Jones’s resignation and the Company expects to be compliant with the audit committee composition requirements under NASDAQ Listing Rule 5605(c)(2)(A) by or before the end of the cure period.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2019, Mr. Jones resigned from the Board of the Company, effective as of June 13, 2019. On June 14, 2019, the Board appointed Mr. Jones to serve as the Company’s Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer). Biographical information for Mr. Jones is contained on page 6 of the Company’s Proxy Statement for its 2019 annual meeting of shareholders filed with the Securities Exchange Commission on April 10, 2019 and incorporated herein by reference. There are no understandings or arrangements between Mr. Jones and any other person pursuant to which he was selected to serve as Chief Financial Officer, other than his existing relationship with the Company. Additionally, there are no existing relationships between Mr. Jones and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K, or any familial relationship that would require disclosure under Item 401(d) of Regulation S-K. Nathan G. Kroeker will no longer serve as interim Chief Financial Officer effective as of Mr. Jones’s appointment.

In connection with Mr. Jones’s appointment as Chief Financial Officer, the Company and Mr. Jones entered into an employment agreement, dated as of June 14, 2019 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Jones will receive an annual base salary of $300,000, as adjusted from time to time by the Company. The Employment Agreement provides for an initial term ending on December 31, 2020, and provides for subsequent one-year renewals unless either party gives at least 30 days prior notice to the end of the then existing term.

The Employment Agreement provides that, in the event Mr. Jones is terminated by the Company for convenience, or Mr. Jones’s employment terminates due to either the Company’s election not to renew the term of the agreement or Mr. Jones’s resignation for “good reason,” Mr. Jones will, subject to execution of a release of claims, be entitled to receive the following payments and benefits:

•	12 months’ base salary, payable in twelve substantially equal installments;

•	any bonus earned for the calendar year prior to the year the termination occurs but that is unpaid as of the date of termination;

•	a pro rata annual bonus for the year of termination, calculated based upon the Company’s actual performance through such date and payable in twelve substantially equal installments; and

•	full vesting of any outstanding unvested awards held by Mr. Jones under the Company’s Second Amended and Restated Long Term Incentive Plan (the “Incentive Plan”).

“Cause” under the Employment Agreement is generally defined to include: (a) a material uncured breach by Mr. Jones of the Employment Agreement or any other obligation owed to the Company, (b) commission of an act of gross negligence, willful misconduct, breach of fiduciary duty, fraud, theft or embezzlement, (c) any conviction, indictment or plea of nolo contendere with respect to any felony or any crime involving moral turpitude, (d) willful failure to perform obligations pursuant to the Employment Agreement or failure or refusal to follow the lawful instructions of the Board, and (e) any conduct which is materially injurious to the Company.

“Good Reason” under the Employment Agreement is generally defined to include: (a) a material diminution in base salary, (b) a material diminution in title, duties, authority or responsibilities, (c) relocation by more than fifty miles or (d) material and uncured breach of the Employment Agreement by the Company.

If, within 120 days prior to execution of a definitive agreement for a “Change in Control” transaction and ending 365 days after consummation or final closing of such transaction, Mr. Jones’s employment is terminated by the Company other than for “cause” or Mr. Jones’s employment terminates due to either the Company’s election not to renew the term of the agreement or Mr. Jones’s resignation for “good reason,” subject to execution of a release of claims and other conditions, Mr. Jones is entitled to receive the following payments and benefits:

•
a lump sum payment equal to 1.0 times base salary then in effect, and the full target annual bonus for the year the termination occurs, and payable within 15 days following the date Mr. Jones’s employment is terminated;

•
any bonus earned for the calendar year prior to the year the termination occurs but that is unpaid as of the date of termination, payable within 15 days following the date Mr. Jones’s employment is terminated;

•
a pro rata annual bonus for the year of termination, calculated based upon the Company’s actual performance through such date and payable within 15 days following the date Mr. Jones’s employment is terminated;

•	full vesting of any outstanding awards held by Mr. Jones under the Incentive Plan; and

•	reimbursement or payment of certain continuing health benefits, if elected by Mr. Jones.

The Employment Agreement generally defines “Change in Control” to mean:

•
the consummation of an agreement to acquire or a tender offer for beneficial ownership by any person, of 50% or more of the combined voting power of the Company’s outstanding voting securities entitled to vote generally in the election of directors, or by any person of 90% or more of the then total outstanding shares of Class A common stock;

•	individuals who constitute the incumbent Board cease for any reason to constitute at least a majority of the Board;

•	consummation of certain reorganizations, mergers or consolidations or a sale or other disposition of all or substantially all of the Company’s assets;

•	approval by the Company’s shareholders of a complete liquidation or dissolution;

•
a public offering or series of public offerings by Retailco and its affiliates, as a selling shareholder group, in which their total interest drops below certain thresholds of the Company’s total outstanding voting securities;

•	a disposition by Retailco and its affiliates in which their total interest drops below certain thresholds of the Company’s total outstanding voting securities; or

•
any other business combination, liquidation event of Retailco and its affiliates or restructuring of the Company which the Compensation Committee of the Board deems in its discretion to achieve the principles of a Change in Control.

The Employment Agreement also provides for noncompetition and nonsolicitation covenants which are in effect during the period of Mr. Jones’s employment and for a period of 12 months thereafter. The Employment Agreement also provides for a minimum stock ownership level to be achieved by April 1, 2023, which is set at two times Mr. Jones’s base salary.

In connection with his appointment and pursuant to the Employment Agreement, the Board and Compensation Committee of the Board approved a grant of 30,000 restricted stock units (“RSUs”) to Mr. Jones. The RSUs vest as follows: (1) 49% on May 18, 2020, (2) 17% on May 18, 2021, (3) 17% on May 18, 2022 and (4) 17% on May 18, 2023. The grant of RSUs will be made pursuant to the Company’s Form of Restricted Stock Unit Agreement and Form of Notice of Grant of Restricted Stock Unit.

A copy of the Employment Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.02. The description above is a summary of the Employment Agreement and is qualified in its entirety by the complete text of the Employment Agreement.

Item 7.01 Regulation FD Disclosure.

On June 13, 2019, the Company issued a press release announcing certain of the events described in this Current Report on Form 8-K. A copy of the Company’s press release is furnished as Exhibit 99.1, to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Amendment No. 3 to the Credit Agreement, dated as of June 13, 2019, by and among Spark Energy, Inc., the Co-Borrowers, the Issuing Banks party thereto, Coӧperatieve Rabobank U.A., New York Branch, as agent, and the Banks party thereto.

10.2	Amended and Restated Subordinated Promissory Note of Spark HoldCo, LLC and Spark Energy, Inc., dated June 13, 2019.
10.3†	Employment Agreement, dated June 14, 2019, by and between Spark Energy, Inc. and James G. Jones II.
99.1	Press Release of Spark Energy, Inc. dated June 13, 2019.

† Compensatory plan or arrangement.

Exhibit Index

Exhibit No.	Description

10.1
Amendment No. 3 to the Credit Agreement, dated as of June 13, 2019, by and among Spark Energy, Inc., the Co-Borrowers, the Issuing Banks party thereto, Coӧperatieve Rabobank U.A., New York Branch, as agent, and the Banks party thereto.

10.2	Amended and Restated Subordinated Promissory Note of Spark HoldCo, LLC and Spark Energy, Inc., dated June 13, 2019.
10.3†	Employment Agreement, dated June 14, 2019, by and between Spark Energy, Inc. and James G. Jones II.
99.1	Press Release of Spark Energy, Inc. dated June 13, 2019.

† Compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2019	SPARK ENERGY, INC.
	By:	/s/ Nathan Kroeker
	Name:	Nathan Kroeker
	Title:	President and Chief Executive Officer